UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of

earliest event reported):

July 12, 2016

WORLD OMNI AUTOMOBILE LEASE SECURITIZATION TRUST 2016-A

(Issuing Entity with respect to Securities)

(CIK: 0001678361)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

(CIK: 0001004150)

WORLD OMNI AUTO LEASING LLC

(Depositor with respect to Securities)

(CIK: 0001439697)

Delaware

(State or other jurisdiction of incorporation or organization)

333-210865-02

(Commission File Number)

90-0399122

(Registrant’s IRS Employer Identification No.)

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (954) 429-2000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 12, 2016, World Omni Financial Corp. (“World Omni”) and World Omni Auto Leasing LLC (the “Depositor”) entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., and Wells Fargo Securities, LLC on behalf of themselves and as representatives of the several underwriters (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $986,727,000 aggregate principal balance of various classes of Asset-Backed Notes, Series 2016-A, to be issued by World Omni Automobile Lease Securitization Trust 2016-A (the “Trust”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of May 25, 2016, as will be amended and restated by the Amended and Restated Trust Agreement, to be dated as of July 20, 2016, each  by and between the Depositor and U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”). The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent and that the Underwriters will purchase all of the Notes (defined below) if any of the Notes are purchased. World Omni and the Depositor have agreed to indemnify the Underwriters against some liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriters may be required to make in respect of some liabilities, including civil liabilities under the Securities Act.

The sale of the Notes has been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) under a Registration Statement on Form SF-3 (Commission File No. 333-210865). It is anticipated that the Notes will be issued on or about July 20, 2016 (the “Issuance Date”).

The Underwriting Agreement is filed as an exhibit hereto.

Item 8.01.	Other Events.

The registrant has filed a final prospectus, dated July 12, 2016, setting forth a description of the collateral pool and the structure of $117,000,000 aggregate principal amount of the Class A-1 Asset-Backed Notes (the “Class A-1 Notes”), $213,000,000 aggregate principal amount of the Class A-2a Asset-Backed Notes (the “Class A-2a Notes”), $213,000,000 aggregate principal amount of the Class A-2b Asset-Backed Notes (the “Class A-2b Notes” and, together with the Class A-2a Notes, the “Class A-2 Notes”), $305,000,000 aggregate principal amount of the Class A-3 Asset-Backed Notes (the “Class A-3 Notes”), $93,282,000 aggregate principal amount of the Class A-4 Asset-Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”), and $45,445,000 aggregate principal amount of the Class B Asset-Backed Notes (the “Class B Notes and, together with the Class A Notes, the “Notes”) by the Trust.

On the Issuance Date, the Depositor will enter into an amended and restated trust agreement, in substantially the form of which is filed as an exhibit hereto, with the Owner Trustee, relating to the Trust. On the Issuance Date, World Omni LT (the “Titling Trust”), Auto Lease Finance LLC (the “Initial Beneficiary”), AL Holding Corp. (the “Closed-End Collateral Agent”) and U.S. Bank National Association (the “Closed-End Administrative Agent”) will enter into an Exchange Note Supplement, in substantially the form of which is filed as an exhibit hereto, pursuant to which an exchange note secured by a pool of leases and the related leased vehicles will be issued by the Titling Trust to the Initial Beneficiary. On the Closing Date, the Initial Beneficiary and the Depositor will enter into an Exchange Note Sale Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the exchange note will be sold from the Initial Beneficiary to the Depositor. On the Issuance Date, the Depositor and the Trust will enter into an Exchange Note Transfer Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the exchange note will be sold from the Depositor to the Trust. On the Issuance Date, World Omni Financial Corp., as servicer (the “Servicer”), the Titling Trust and the Closed-End Collateral Agent will enter into an Exchange Note Servicing Supplement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the Servicer will agree to service the leases and related leased vehicles related to the exchange note. On the Issuance Date, the Trust will issue the Notes pursuant to an Indenture (the “Indenture”), to be dated as of the Issuance Date, between the Trust and MUFG Union Bank, N.A., as indenture trustee (the “Indenture Trustee”), in substantially the form of which is filed as an exhibit hereto.  On the Issuance Date, the Trust, the Indenture Trustee and World Omni, as administrator, will enter into an Administration Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the administrator agrees to perform certain duties and obligations of the Trust and the Owner Trustee under the transaction documents. On the Issuance Date, the Trust, the Servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), will enter into an Asset Representations Review Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the Asset Representations Reviewer will agree to perform, upon satisfaction of certain trigger events, reviews of certain leases for compliance with the representations and warranties made about such leases.

Legal opinions and a consent of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1.

In connection with the offering of the Notes, the chief executive officer of the Depositor has made the certifications required by Paragraph I.B.1(a) of Form SF-3.  The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 12, 2016, by and among World Omni Financial Corp., World Omni Auto Leasing LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.
4.1	Indenture, to be dated as of July 20, 2016, by and between World Omni Automobile Lease Securitization Trust 2016-A, as issuing entity, and MUFG Union Bank, N.A., as indenture trustee.
5.1	Opinion of Kirkland & Ellis LLP, dated as of July 14, 2016, with respect to enforceability of securities.
8.1	Opinion of Kirkland & Ellis LLP, dated as of July 14, 2016, with respect to tax matters.
10.1	Exchange Note Sale Agreement, to be dated as of July 20, 2016, by and between Auto Lease Finance LLC, as seller, and World Omni Auto Leasing LLC, as buyer.
10.2	Exchange Note Transfer Agreement, to be dated as of July 20, 2016, by and between World Omni Auto Leasing LLC, as depositor, and World Omni Automobile Lease Securitization Trust 2016-A, as issuing entity and buyer.
10.3	2016-A Exchange Note Supplement to Collateral Agency Agreement, to be dated as of July 20, 2016, by and among World Omni LT, as borrower, Auto Lease Finance LLC, as initial beneficiary, AL Holding Corp., as closed-end collateral agent, and U.S. Bank National Association, as closed-end administrative agent.
10.4	Exchange Note Servicing Supplement 2016-A to Closed-End Servicing Agreement, to be dated as of July 20, 2016, by and among World Omni Financial Corp., as servicer, World Omni LT, as titling trust, and AL Holding Corp., as closed-end collateral agent.
36.1	Depositor CEO Certification.
99.1	Trust Agreement, to be dated as of July 20, 2016, by and between World Omni Auto Leasing LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.
99.2	Administration Agreement, to be dated as of July 20, 2016, by and among World Omni Automobile Lease Securitization Trust 2016-A, as issuing entity, World Omni Financial Corp., as administrator, and MUFG Union Bank, N.A., as indenture trustee.
99.3	Asset Representations Review Agreement, to be dated July 20, 2016, among World Omni Automobile Lease Securitization Trust 2016-A, World Omni Financial Corp., as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Omni Auto Leasing LLC
(Depositor)

	By:	/s/ Bryan Romano
	Name:	Bryan Romano
	Title:	Assistant Treasurer
Dated: July 14, 2016

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 12, 2016, by and among World Omni Financial Corp., World Omni Auto Leasing LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.
4.1	Indenture, to be dated as of July 20, 2016, by and between World Omni Automobile Lease Securitization Trust 2016-A, as issuing entity, and MUFG Union Bank, N.A., as indenture trustee.
5.1	Opinion of Kirkland & Ellis LLP, dated as of July 14, 2016, with respect to enforceability of securities.
8.1	Opinion of Kirkland & Ellis LLP, dated as of July 14, 2016, with respect to tax matters.
10.1	Exchange Note Sale Agreement, to be dated as of July 20, 2016, by and between Auto Lease Finance LLC, as seller, and World Omni Auto Leasing LLC, as buyer.
10.2	Exchange Note Transfer Agreement, to be dated as of July 20, 2016, by and between World Omni Auto Leasing LLC, as depositor, and World Omni Automobile Lease Securitization Trust 2016-A, as issuing entity and buyer.
10.3	2016-A Exchange Note Supplement to Collateral Agency Agreement, to be dated as of July 20, 2016, by and among World Omni LT, as borrower, Auto Lease Finance LLC, as initial beneficiary, AL Holding Corp., as closed-end collateral agent, and U.S. Bank National Association, as closed-end administrative agent.
10.4	Exchange Note Servicing Supplement 2016-A to Closed-End Servicing Agreement, to be dated as of July 20, 2016, by and among World Omni Financial Corp., as servicer, World Omni LT, as titling trust, and AL Holding Corp., as closed-end collateral agent.
36.1	Depositor CEO Certification.
99.1	Trust Agreement, to be dated as of July 20, 2016, by and between World Omni Auto Leasing LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.
99.2	Administration Agreement, to be dated as of July 20, 2016, by and among World Omni Automobile Lease Securitization Trust 2016-A, as issuing entity, World Omni Financial Corp., as administrator, and MUFG Union Bank, N.A., as indenture trustee.
99.3	Asset Representations Review Agreement, to be dated July 20, 2016, among World Omni Automobile Lease Securitization Trust 2016-A, World Omni Financial Corp., as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

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